Exhibit 99.1 INVESTOR PRESENTATION

DISCLAIMERS Forward Looking Statements Certain statements in this presentation and that may be made in meetings are forward‐looking statements. Forward‐looking statements are based on VICI Properties Inc.’s (“VICI or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of the words such as "expects", "plans", "opportunities" and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward‐looking statements are based on reasonable assumptions, its results, performance and achievements could differ materially from those expressed in or by the forward‐looking statements and may be affected by a variety of risks and other factors including, among others: risks that the pending acquisition of Greektown may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents for the pending acquisition of Greektown, including the ability to receive, or delays in obtaining, the regulatory and other approvals and/or consents required to consummate the transaction; the terms on which the Company finances the pending transaction, including the source of funds used to finance such transaction; disruptions to the real property and operations of the Greektown Casino-Hotel during the pendency of the closing; risks that the Company may not achieve the benefits contemplated by our pending and recently completed acquisitions of real estate assets (including any expected accretion or the amount of any future rent payments); risks that not all potential risks and liabilities have been identified in the due diligence for our pending and recently completed transactions; the Company's dependence on subsidiaries of Caesars Entertainment Corporation ("Caesars") and Penn National Gaming Inc. (“Penn”) as tenants of all of its properties and Caesars and Penn or their subsidiaries as guarantors of the relevant lease payments, and the consequences of any material adverse effect on their respective businesses could have on the Company; the Company's dependence on the gaming industry; the Company's ability to pursue its business and growth strategies may be limited by its substantial debt service requirements and by the requirement that the Company distribute 90% of its real estate investment trust ("REIT") taxable income in order to qualify for taxation as a REIT and that the Company distribute 100% of its REIT taxable income in order to avoid current entity level U.S. Federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of the Company's tenants to obtain and maintain regulatory approvals in connection with the operation of the Company's properties; the possibility that the Company’s tenants may choose not to renew their lease agreements with the Company following the initial or subsequent terms of the leases; restrictions on the Company's ability to sell its properties subject to the lease agreements; the Company's indebtedness and ability to service and refinance such indebtedness; the Company's historical and pro forma financial information may not be reliable indicators of its future results of operations and financial condition; limits on the Company's operational and financial flexibility imposed by its debt agreements; the possibility the Company's separation from Caesars Entertainment Operating Company, Inc. (“CEOC”) fails to qualify as a tax‐free spin‐off, which could subject the Company to significant tax liabilities. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2018, Quarterly Reports on Form 10‐Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward‐looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Caesars and Penn Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars and/or Penn included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC (“CEOC”), the Company's significant lessee, have been filed with the SEC. Certain financial and other information for Caesars, CEOC and Penn included in this presentation have been derived from Caesars’ and Penn’s public filings, as applicable, and other publicly available presentations and press releases. Market and Industry Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth and rent coverage of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. This Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. This industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures, as well as certain non-GAAP financial measures of Caesars and CEOC see “Definitions of Non-GAAP Financial Measures” included at the end of this presentation. Financial Data Financial information provided herein is as of December 31, 2018 unless otherwise noted. Market capitalization information as of February 19, 2019 unless otherwise noted. Published February 22, 2019. 2

VICI IS THE NEXT GENERATION EXPERIENTIAL REAL ESTATE COMPANY MISSION TO BE AMERICA’S MOST DYNAMIC LEISURE & HOSPITALITY EXPERIENTIAL REAL ESTATE COMPANY VISION WE SEEK TO BE THE REAL ESTATE PARTNER OF CHOICE FOR THE LEADING CREATORS & OPERATORS OF PLACE -BASED, SCALED LEISURE & HOSPITALITY EXPERIENCES WE SEEK TO LEASE PROPERTIES TO TENANTS WITH MARKET - LEADING RELATIONSHIPS WITH HIGH VALUE CONSUMERS OF LEISURE & HOSPITALITY 3

VICI PROVIDES THE OPTIMAL COMBINATION OF: ✓ Sector Revenue Stability Across All Cycles ✓ Caesars’ Long- term (15-year) Leases Backed by ✓ In-Place 3.7x Corporate Acquisition Rent Coverage Opportunities ✓ Potential & Credibility for Substantial Non-gaming Growth ✓ $8.4Bn of Activity Since Emergence1 ✓ Fully Internalized Governance & Management 1. Represents $2,687 million of closed or announced acquisitions ($1,136 million for Harrah’s Las Vegas, $590 million for Octavius Tower and Harrah’s Philadelphia, $261 million for Margaritaville Bossier City, and $700 million 4 for Greektown), $2,600 million secured debt facilities closed in December 2017, $1,392 million of initial public offering of equity raised in February 2018, $1,000 million equity private placement raised in December 2017 and $725 million of equity raised in November 2018.

1Portfolio Income: Character & Quality 5

FUNDAMENTAL ADVANTAGES OF OUR EXPERIENTIAL AND GAMING REAL ESTATE PORTFOLIO Diversified High Barriers to State & Local Triple Net REIT Revenue Streams Entry Given 1 2 3 4 Incentives to with 100% from Gaming, Legislative & Ensure Casinos Occupancy F&B, Retail and Regulatory Thrive Entertainment Controls Regional Gaming Lack of Near Cash Flows Show 5 Tenant Financial 7 Term Supply 8 6 Transparent Low Volatility Transparency & Growth in Highly Growth Pipeline Through All Strength Desirable Las Cycles, Including Vegas Market Financial Crisis 6

INCOME FOUNDATION: STRENGTH OF OUR TENANTS – CAESARS

Caesars' Underlying Revenue Diversity[1]


Other 12%[2]
Food and Beverage 18%
Gaming 51%
Rooms 19%

Broad Array of Revenue Streams

- 1.3MM Casino Sq.Ft.
- ~150 Restaurants
- ~14,800 Hotel Rooms
- 50+ Retail Outlets
- 626K Sq.Ft Meeting Space
- ~1,600 Annual Ticketed Shows

Caesars Rewards System Drives…

Caesars Rewards is the Gaming Industry's First, Largest, and Most Preferred Loyalty Program

- **>60%** Members view it as their preferred loyalty program
- **~40** Casinos accept Total Rewards across 23 different markets
- **>55mm** Members from all 50 states and 125 countries

…A Well Capitalized Tenant with Strong Rent Coverage

Enterprise EBITDAR & Margin, Corporate Level Rent Coverage[3,4]


25%
26%
27%
28%
$2,120
$2,204
$2,245
$2,308
3.4x
3.5x
3.6x
3.7x
2015
2016
2017
2018

Source: Caesars public filings, Caesars Form 10-K for the years ended December 31, 2017 and 2018

1. Represents 12 months ended December 31, 2018 net revenue by vertical for Caesars.
2. Includes Other revenues, Reimbursed management costs and Management fees.
3. See Appendix for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. Caesars Enterprise Wide Adjusted EBITDAR does not give pro forma effect to the merger with Caesars Acquisition Corporation, but includes the operations of Caesars Entertainment Operating Company. If a full year of Octavius Tower rent ($35 million) is included the resulting corporate-level rent coverage would be ~3.5x, though this does not give effect to any potential revenue generated by the Centaur assets recently acquired by Caesars.
4. Caesars provides corporate level guarantee of the rent obligations for all VICI owned properties except Harrah's Las Vegas, which is guaranteed by Caesars Resorts Collection ("CRC"). $ in millions; Caesars EBITDAR / VICI Rent.

VICI

7

INCOME FOUNDATION: STRENGTH OF OUR TENANTS 1 – PENN Leading Regional Operator Diversified Portfolio Largest U.S. regional gaming operator 40 Properties in 18 jurisdictions across the U.S. 193 Food & Beverage locations 49,400 Gaming machines 1,200 Table games 8,800 Hotel rooms 35,000+ Employees Completed the acquisition of Pinnacle Entertainment for ~$2.8 billion on 10/15/2018 Strong Regional Brands Across the U.S. Continued Tenant Diversification Greektown Margaritaville Source: Penn public filings 1. On January 2, 2019, the Company completed the acquisition of Margaritaville Bossier City and entered into a triple net lease agreement with Penn. On November 14, 2018, the Company announced that it entered into definitive agreements pursuant to which VICI will acquire the land and real estate assets associated with Greektown and Penn will acquire the operating assets of Greektown and VICI and Penn will enter into a triple-net lease agreement pursuant to which VICI will lease the real estate assets associated with Greektown to Penn. Greektown acquisition is pending completion, subject to customary closing conditions and regulatory approval. 8

INCOME FOUNDATION: CAESARS' INVESTMENT IN OUR PROPERTIES Historical CEOC Capital Expenditures¹ Capital Expenditures by Type¹ $ 223 $ 222 $ 223 $ 220 $ 222 $ 220 $ 30 $ 27 $ 35 $ 94 $ 46 Caesars Total Capex $ 145 $ 106 $ 145 $ 98 $ 6 $ 14 2017: $598MM $ 15 $ 222 $ 223 $ 53 $ 220 $ 22 2018: $484MM $ 12 $ 195$ 27 $ 188 $ 35 $ 145 $ 70 $ 106 $ 141 $ 53 $ 114 $ 109 $ 195 $ 188 $ 92 $ 95 $ 92 $ 114 $ 46 20132013 20142014 20152015 20162016 2013 2014 2015 2016 Regional CPLV General Hotel Renovation F&B Slot Capital Expenditures2 Since 2011 In-line with Peers as a % of Revenue Peer Average: 4.2% 7.2% CEOC Average: 4.1% 6.6% 6.2% 5.7% 5.7% 5.7% 5.5% 4.8% 4.9% 5.1% 4.8% 4.6% 4.8% 4.7% 3.6% 4.1% 4.4% 3.8% 3.7% 3.7% 3.4% 3.2% 2.8% 3.0% 2.8% 2.2% 2.6% 0.4% 2011 2012 2013 2014 2015 2016 MGM BYD PNK PENN ERI RRR Peer Average CEOC Average 1. Source: CEOC Lender Presentation and Documentation, filed with the SEC on 21-Mar-2017. 2013 and 2014 include corporate capital expenditures that were moved out of CEOC following the formation of CES. Caesars’ 2017 capex per company filings. 2. CEOC capital expenditures include general capital expenditures as well as hotel renovation, slot, and F&B capex. Peers’ capital expenditures per company filings, Wall Street Research; represents capital expenditures less expansion-related capital expenditures. 9

INCOME DURABILITY THROUGHOUT ECONOMIC CYCLES Gaming Revenue: 50% Less Volatile than S&P 500 Revenue… 300% Peak-to-trough: 250% Gambling -9% Retail -11% S&P Sales -18% 200% 150% 100% Casino Gambling PCE 1 Retail & Food Service Sales S&P 500 Revenue/Share 50% Q498 Q400 Q402 Q404 Q406 Q408 Q410 Q412 Q414 Q416 …With Demonstrated Durability in Regional Markets Core “Same Store” Commercial Gaming Revenues (US$bn, annual)2 18.5 2007 peak: $18.0 2017: $18.3bn 18.0 17.5 Peak to Trough: -3.9% 2009-17 Change in: 2017 vs Peak: +1.9% 17.0 2009 trough: $17.3bn Revenues: +$1.0bn 2017 vs Trough: +6.0% Investment: +$1.7bn 2009-17 CAGR: +0.7% 16.5 2007 2009 2011 2013 2015 2017 Source: Haver Analytics, Goldman Sachs Global Investment Research, Published February 26, 2018. Source: State Gaming Boards, UNLV, Credit Suisse. Credit Suisse Research, Published September 11, 2018. 1. Refers to the Personal Consumption Expenditures as defined and reported by the U.S. Bureau of Economic Analysis. 2. Core “same store” regional markets and focus on more mature and representative commercial regional gaming markets, adjusted for adjacent new supply, cannibalization between markets; and excluding genuinely 10 additive supply and destination markets.

INCOME MAGNITUDE AND VALUE 2015 – 2018 Single-Asset Real Estate Transactions with NOI > $70 Million NOI ($MM) 120 245 Park Ave, NYC 1 100 Fashion Show, LV 1095 Sixth Ave, NYC 1 MGM National Harbor, MD 787 Seventh Ave, NYC Worldwide Plaza, NYC1 Harrah’s Las Vegas 1 80 10 Hudson Yards, NYC 1285 Sixth Ave, NYC 1515 Broadway, NYC1 1 1211 Sixth Ave, NYC 50 Northern Ave, Boston 60 0% 3% 6% 9% Cap Rate (%) Circle sizes represent relative asset value Source: Real Capital Analytics (RCA). 1. Transaction was for a stake in the property; bubble represents the implied price of 100% interest. 11

INCOME FLOW THROUGH & TRANSPARENCY

Q3 2018 LTM Unlevered Cash Flow[1] as % of Revenues



94%
90%
64%
63%
62%
62%
58%
53%
50%
48%
47%
45%
28%
Other REIT Sections Median = 53%
VICI²
Net Lease
Storage
Apartment
Industrial
Strip Center
Mall
Office
Healthcare
Manuf Home
Student Housing
Single Family
Hotel

Transparency & Integrity of VICI AFFO Multiple & Payout Ratio[3]

	18E AFFOx	18E AFFOx Incl. Redev	Delta	18E Payout Ratio	18E Payout Ratio Incl. Redev	Delta
VICI[4]	14.9x	14.9x	0%	80%	80%	0%
Subsector						
Triple Net	16.2x	16.3x	0%	83%	83%	0%
Single Family	29.0x	30.0x	4%	43%	45%	2%
Apartment	21.9x	23.5x	7%	70%	75%	5%
Healthcare	16.4x	18.4x	12%	75%	83%	8%
Malls	16.7x	18.8x	12%	93%	104%	10%
Strip Center	13.8x	16.0x	16%	88%	102%	14%
Office	29.4x	37.8x	29%	80%	104%	24%
Simple Average	**19.9x**	**24.5x**	**23%**	**78.7%**	**95.5%**	**16.8%**
Mkt Cap Wtd.	**20.4x**	**22.7x**	**11%**	**77.9%**	**86.2%**	**8.3%**

Source: Company Filings; Goldman Sachs Global Investment Research (September 2018)

1. Calculated as EBITDA less capex. VICI 94% unlevered free cash flow percentage calculated as 2018 EBITDA ($722.5 million) less capital expenditures ($0.9 million) divided by cash revenues.
2. Based on 2018 figures. Excludes tenant reimbursements and direct financing lease adjustments. Unlevered free cash flow reflects Adj. EBITDA less capex.
3. Redevelopment categorized as capex that does not lead to incremental portfolio square footage.
4. VICI information per 2018 actual results. AFFOx based on February 19, 2019 VICI share price of $21.32; Payout ratio based on an annualized quarterly announced dividend of $0.2875 per share.

VICI

12

2Growth Opportunities

CLEARLY IDENTIFIED AND ACTIONABLE GROWTH Broad Opportunities Across Identified and Other Experiential Real Estate Assets # of Properties Additional ROFR on Any +89% Increase in Caesars Real Estate Number of Purchased Outside Clark Properties County, NV Caesars Palace Octavius Tower1 2 3 Clear Pipeline for Growth + Other Gaming Assets + Other Leisure, Hospitality and Entertainment Assets 1. On July 11, 2018, the Company completed the acquisition of Octavius Tower, representing the consolidation of the portion of the remaining real estate of Caesars Palace Las Vegas not previously owned by the Company. 2. On November 14, 2018, the Company announced that it entered into definitive agreements pursuant to which VICI will acquire the land and real estate assets associated with Greektown. Acquisition is pending completion, subject to customary closing conditions and regulatory approval. 14 3. Caesars does not have a contractual obligation to sell these properties to VICI and will make an independent financial decision in any potential transaction.

SUBSTANTIAL ORGANIC RENT & AFFO GROWTH

5-Year Call Option Until October 2022 to Acquire Three Properties at a 10% Cap Rate[1] with $130 Million of Total Rent as of June 2016[2]

HARRAH'S ATLANTIC CITY	HARRAH'S LAUGHLIN	HARRAH'S NEW ORLEANS
		Harrah's

Ability to Generate Highly Attractive Internal AFFO Growth

Reinvested Free Cash Flow[3]		Same-Store Lease Escalation[4]		Internal AFFO Growth
~2-2.5%	+	~2%	=	~4-4.5%

1. Under the Call Right Agreements, rent equates to 60% of the trailing Property EBITDAR at the time of exercise. The Purchase Price is set at 10.0x rent.
2. Source: Caesars Entertainment Operating Company Disclosure Statement for the Debtors' Second Amended Joint Plan of Reorganization filed in the United States Bankruptcy Court, Northern District of Illinois, Eastern Division on June 28, 2016. In conjunction with the Plan of Reorganization, the Debtors' investment banker performed a valuation analysis. Such valuation assumed annual rent associated with the option properties of $130.0 million. These estimates were prepared by the Debtors. There can be no assurance that the Company will acquire any or all of the option properties, and the acquisition of the option properties is subject to various risks and uncertainties, including business, regulatory and others.
3. Assumes AFFO payout ratio of 75%, AFFO/share per midpoint of Company guidance on February 14, 2019, acquisition at cap rates of 7.5-8.5% on an assumed 5.5x leverage and illustrative debt costs of 5.5%.
4. Same-store lease escalation is pro forma for the completed close of the acquisition of Octavius Tower, Harrah's Philadelphia (and associated lease modifications) and Margaritaville Bossier City and as well as pending close of the Greektown acquisition. Assumes illustrative debt / TEV of 37-39%.

VICI

15

LAS VEGAS LAND PROVIDES OPPORTUNITY FOR FURTHER GROWTH Unrivaled Opportunity to Deepen the Strip at its Center VICI has a Put-Call Rights Agreement on 18 acres for Caesars’ The Mirage expected Caesars Forum Venetian Convention Center Caesars Harrah’s Caesars-owned 41 acres Palace The LINQ VICI-owned 27 acres of land that is part of the Non-CPLV lease Bellagio strategically located adjacent Paris to the LINQ and behind Planet Hollywood The Cosmopolitan Planet Hollywood VICI-owned 7 acres of Strip frontage property at Caesars Palace part of the CPLV lease and available for redevelopment Note: Map is illustrative and may not be shown exactly to scale. 16

POTENTIAL NON-GAMING EXTERNAL GROWTH OPPORTUNITIES


Size of Market (Revenues)
Recreation / Hospitality ($78Bn)¹
Fitness Centers ($34Bn)
Concert Venues ($32Bn)
Theme Parks ($18Bn)
Movie Theatres ($17Bn)
Spa / Wellness ($17bn)
Cultural ($15Bn)
Sports Arenas ($9bn)²
Ski Resorts ($3bn)
How do you get there?
Walk
Mass Transit
Car
Airplane
How long do you stay there?
Minutes
Hour
Hours
Day
Days

Disciplined M&A Approach

1. Market Quality
2. Asset Real Estate Quality
3. Asset Income Quality
4. Accretion


Necessary Return Thresholds
Other Leisure & Hospitality
Non-Gaming Resorts
International Gaming Opportunities
Casino Acquisitions w/ other Gaming Cos.
Acquisition & Development Partnerships with Caesars
Strategic & Economic Risk
Time
Opportunities
Growth

VICI

Source: IBIS World

1. Reflects Bars and Nightclubs ($26bn), Golf Courses ($24bn), Golf Driving Ranges & Family Fun Centers ($13.5bn), Marinas ($5bn), Bowling ($4bn), Arcade & Entertainment Centers ($2bn), Pool Halls ($2bn), and Ice Skating Rinks ($0.9bn).
2. Reflects sports franchise ticket sales and concession revenues.

17

THE ADVANTAGE OF EXPERIENTIAL REAL ESTATE Consumer Spending on “Experiences” Has Greatly Outpaced “Things” During the Past 15 Years 2,000 5.3% 1,500 Shift in Spending 2.8% Behavior 1,000 2.3% Indexed Performance Indexed PCE 500 1.5% 0 0% 1% 2% 3% 4% 5% 6% CAGR Since 2000 Motor Vehicles Clothing Home Furnishings Consumer Experiences Source: Bureau of Economic Analysis, William Blair Equity Research, Published July 20, 2017. 18

3Capability & Governance

IBDROOT\PROJECTS\IBD-NY\VIGILS2017\608254_1\Docs\44. Jack - Project Gordie\2018-11-14 Roadshow Presentation\04. Greektown Only\Archive\Project Julius Roadshow Presentation (Pages 14, 15, 18).pptx RESULTS DRIVEN MANAGEMENT WITH OVER $8BN OF ACTIVITY VICI Has Accomplished a Meaningful Amount Since Emergence. . . January 2, 2019 VICI at Formation December 22, 2017 November 19, 2018 Acquired Margaritaville Pro-Forma VICI Today1 Refinanced and Closed $725 million Bossier City for $261.1 eliminated ~$3.7 billion equity offering - largest million Number of of debt, REIT primary follow-on Number of 19 23 Assets reducing interest November 14, 2018 EVER Assets² expense Announced agreement % of Rent from to acquire Greektown for % of Rent from December 22, 2017 $700.0 million Regional ~74% Acquired Harrah’s Las Regional ~66% Markets3 Vegas for $1.1 billion Markets3 and sold undeveloped land to Caesars % of Rent from % of Rent from 100% December 26, 2018 ~91% Caesars3 Acquired Harrah’s Caesars3 Philadelphia for a net purchase price of $82.5 million % of Rent Subject and entered into associated % of Rent Subject to Escalators ~26% lease modifications to Escalators ~87% in 20193 in 20193 May 16, 2018 Added to MSCI Market $3.7 U.S. REIT Index July 12, 2018 Market $8.6 Capitalization4 billion Acquired of Octavius Tower for Capitalization billion February 5, 2018 $507.5 million Completed $1.4 billion upsized 1 IPO with overallotment in 4th 1 Net Leverage 8.4x largest REIT IPO ever Net Leverage 4.8x December 22, 2017 $1.0 billion equity private placement ~$2.7 Acquisitions - In just one year, VICI has acquired or Acquisitions to partially fund acquisition of billion Harrah’s Las Vegas agreed to acquire five attractive assets . . . And With a Defined, In-Place Growth Plan, We are Just Beginning 1. Pro forma for the lease modifications, acquisition of Octavius Tower, Harrah’s Philadelphia and Margaritaville Bossier City, as well as the pending acquisition of Greektown, which is subject to customary closing conditions and regulatory approvals. Net Leverage assumes impact of the equity raise closed on November 19, 2018 and cash funding for acquisitions. See Appendix for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. 2. Includes the completed close of the acquisition of Harrah’s Las Vegas, Harrah’s Philadelphia (and associated lease modifications) and Margaritaville Bossier City as well as the pending close of the Greektown acquisition. The Company completed the acquisition of the real estate assets related to Octavius Tower on July 11, 2018. This acquisition represents the consolidation of the portion of the remaining real estate of CPLV not previously owned by the Company. 3. Rent from regional markets includes initial base rent from Non-CPLV (including Harrah’s Philadelphia), Margaritaville Bossier City, and Greektown leases. Rent from Caesars includes initial base rent from CPLV (including Octavius Tower), Non-CPLV (including Harrah’s Philadelphia), and Harrah’s Las Vegas leases. Rent subject to escalators in 2019 includes initial base rent from CPLV (excluding Octavius Tower), Non-CPLV (including Harrah’s Philadelphia), and Harrah’s Las Vegas. VICI at formation includes only initial base rent from CPLV (excluding Octavius Tower) and Non-CPLV (excluding Harrah’s Philadelphia) leases. 20 4. Emergence market capitalizations as of October 6, 2017.

PROVEN AND INDEPENDENT MANAGEMENT TEAM WITH EXPERTISE IN REAL ESTATE, GAMING & HOSPITALITY



EDWARD PITONIAK
Chief Executive Officer

- Former Vice Chairman, Realterm, private-equity leader in institutionalizing industrial real estate sub-asset classes
- Current Independent Director, Ritchie Brothers (NYSE: RBA)
- In 2014 became Managing Director, Acting CEO & Trustee of InnVest, Canada's largest hotel REIT. Became Chairman in 2015. REIT sold to Chinese buyer in 2016, producing 146% cumulative total return during period of leadership
- CEO of CHIP REIT, Canadian hotel REIT with average annual total return of 25% for 4 years. Sold to Canadian pension fund in late 2007, doubling value of the REIT over the 4 years
- SVP, Intrawest Resort Operations, then the world's largest ski resort operator/developer
- Received a BA from Amherst College



JOHN PAYNE
President and Chief Operating Officer

- Previously served as CEO of Caesars Entertainment Operating Company, Inc. ("CEOC")
- Held multiple roles with Caesars during the course of his career including President of Central Markets and Partnership Development, President of Enterprise Shared Services, President of Central Division, and Atlantic City President
- Previously served as Gulf Coast Regional President of Caesars and Senior Vice President and General Manager of Harrah's New Orleans
- Received an MBA from Northwestern University and a BA from Duke University



DAVID KIESKE
EVP, Chief Financial Officer

- Previously served as Managing Director of Real Estate & Lodging Investment Banking Group at Wells Fargo Securities / Eastdil Secured with a focus on hospitality and leisure
- Worked in Real Estate & Lodging Investment Banking at Citigroup and Bank of America
- Served as Assistant Vice President & Corporate Controller at TriNet Corporate Realty Trust, a triple net single tenant office REIT listed on the NYSE
- Prior to this was a Senior Accountant at Deloitte & Touche as well as Novogradac & Co.
- Received an MBA from University of California Los Angeles and a BS from UC Davis



SAMANTHA GALLAGHER
EVP, General Counsel & Secretary

- Previously served as EVP, General Counsel and Secretary at First Potomac Realty Trust (NYSE: FPO), a REIT specializing in office and business park properties in the Washington, D.C. region
- Oversaw the negotiation and documentation pertaining to First Potomac Realty Trust's merger with Government Properties Income Trust (NASDAQ:GOV)
- Previously served as a Partner at Arnold & Porter LLP, Bass, Berry & Sims plc and Hogan Lovells US LLP with a focus representing REITs and financial institutions in capital markets transactions, mergers and acquisitions, joint ventures and strategic investments
- Received a JD from Georgetown University Law Center and an AB from Princeton University

VICI

21

INDEPENDENT AND EXPERIENCED BOARD OF DIRECTORS

- ✓ NO TENANT / DIRECTOR OVERLAP
- ✓ 0% PARENT/ TENANT COMPANY OWNERSHIP
- ✓ INDEPENDENT CHAIRMAN
- ✓ SEPARATION OF CHAIRMAN & CEO ROLE
- ✓ ANNUALLY ELECTED BOARD[1]



James Abrahamson*

AFFILIATIONS

BrightView
Interstate
CorePoint

BIOGRAPHY

- Chairman of Interstate Hotels & Resorts
- Previously served as Interstate's CEO from 2011 to March 2017
- Serves as an independent director at CorePoint Lodging and at BrightView Corporation



Diana Cantor

AFFILIATIONS

AIM13
Domino's
Universal Corporation
Virginia Retirement System
Virginia529
New York Private Bank & Trust

BIOGRAPHY

- Partner with Alternative Investment Management, LLC
- Vice Chairman of the Virginia Retirement System
- Served as an MD with New York Private Bank and Trust
- Serves as a director at Domino's Pizza, Inc. and Universal Corporation



Eugene Davis

AFFILIATIONS

Aliante
US Concrete
Titan Energy
Delta
Pirinate Consulting Group
Verso

BIOGRAPHY

- Founder and CEO of PIRINATE Consulting Group, LLC
- Serves as Chairman of the Board of Atlas Iron Limited and WMIH Corporation
- Serves as a director of Verso Corporation and Titan Energy
- Previously a director at Planet Hollywood, Delta Airlines, Windstar Cruise Line, Genco Shipping and Trading, and Aliante



Eric Hausler

AFFILIATIONS

WMIH Corp.
Windstar Cruises
isle capri
Bear Stearns

BIOGRAPHY

- Previously served as CEO of Isle of Capri Casinos
- Previously served as ISLE's CFO from 2014 to 2016
- Served as an MD in Fixed Income Research, covering the gaming, lodging and leisure industries for Bear Stearns



Elizabeth Holland

AFFILIATIONS

Abbell Associates
Federal Realty Investment Trust
ICSC

BIOGRAPHY

- CEO of Abbell Associates, LLC
- Currently serves as an independent director of Federal Realty Investment Trust
- Serves the Executive Board and the Board of Trustees of International Council of Shopping Centers



Craig Macnab

AFFILIATIONS

National Retail Properties
American Tower
CF Cadillac Fairview
ddr
ForestCity
Eclipsys

BIOGRAPHY

- Held the position of Chairman and CEO of National Retail Properties, Inc. from 2008 to April 2017
- Serves as an independent director of Forest City and American Tower Corporation
- Previously served as director of Eclipsys Corporation from 2008 – 2014 and DDR from 2013 – 2015



Edward Pitoniak

AFFILIATIONS

Realterm
Ritchie Bros.
InnVest
Intrawest
Times Mirror Magazines
SKI

BIOGRAPHY

- CEO of VICI Properties Inc.
- Previously served as Vice Chairman of Realterm
- Serves as an independent director of Ritchie Brother Auctioneers
- Served as Chairman of InnVest from 2015 – 2016



Michael Rumbolz

AFFILIATIONS

Everi
Hard Rock

BIOGRAPHY

- President and CEO of Everi Holdings, Inc.
- Serves as an independent director of Seminole Hard Rock Entertainment, LLC.
- Previously served as Chairman and CEO of Cash Systems, Inc. from 2005 – 2008

VICI

* Denotes Chair of Board of Directors
1. Opted out of the Maryland Unsolicited Takeover Act.

22

STRONG CORPORATE GOVERNANCE HIGHLIGHTED BY INDEPENDENCE FROM TENANT

	VICI	MGM GROWTH PROPERTIES™	GAMING & LEISURE PROPERTIES, INC
Overlapping Directors with Tenant	✓ 0	4	2
Parent / Tenant Company Ownership	✓ 0%	70%[1]	5%[2]
Independent Chairman	✓ Yes	No	No
Separation of Chairman & CEO Role	✓ Yes	✓ Yes	No
Staggered Board?	✓ No[3]	✓ No	Yes

VICI

Source: Company filings

1. MGM ownership PF for May 2018 Empire City Casino acquisition in which MGP issued 12.9 million OP units to MGM ($380 million issued at 5/25/18 close price of $29.38) and the January 2019 equity issuance in which MGP issued 19.6 million shares to the public.
2. Includes Peter M. Carlino (11.2 million) and David A. Handler (0.3 million) ownership. Based on 213.8 million shares outstanding as of 7/30/18.
3. Opted out of MUTA.

23

Appendix

HIGH QUALITY REAL ESTATE ANCHORED BY ICONIC ASSETS

COUNCIL BLUFFS


Harrah's Council Bluffs


Horseshoe Council Bluffs

METROPOLIS


Harrah's Metropolis

DETROIT


Greektown[1]

JOLIET / HAMMOND


Harrah's Joliet


Horseshoe Hammond

N. KANSAS CITY


Harrah's N. Kansas City

LAKE TAHOE / RENO


Harrah's Reno


Harvey's Lake Tahoe


Harrah's Lake Tahoe

LAS VEGAS


Harrah's Las Vegas


Caesars Palace Las Vegas


Octavius Tower


Lake Tahoe / Reno
Las Vegas
Laughlin
Council Bluffs
Joliet / Hammond
Detroit
North Kansas City
Metropolis
Louisville
Philadelphia
Atlantic City
Tunica Resorts / Robinsonville
Bossier City
Biloxi
New Orleans

PHILADELPHIA


Harrah's Philadelphia

ATLANTIC CITY


Bally's Atlantic City


Caesars Atlantic City

LOUISVILLE


Horseshoe Southern Indiana

PADUCAH


Bluegrass Downs

BOSSIER CITY


Margaritaville Bossier City


Louisiana Downs


Horseshoe Bossier City

TUNICA RESORTS / ROBINSONVILLE


Horseshoe Tunica


Tunica Roadhouse Hotel

BILOXI


Harrah's Gulf Coast

★ **CURRENT PORTFOLIO**

★ **ANNOUNCED ACQUISITIONS**
Greektown Casino-Hotel

★ **CALL OPTION PROPERTIES**
Harrah's New Orleans
Harrah's Laughlin
Harrah's Atlantic City

★ **DESIGNATED ROFR (CENTAUR) / PUT-CALL (CONVENTION CENTER) PROPERTIES**
Indiana Grand, Centaur
Hoosier Park, Centaur
Caesars Forum Convention Center, Vegas

★ **OWNED GOLF COURSES**
Cascata, Boulder City, NV
Rio Secco, Henderson, NV
Grand Bear, Harrison County, MS
Chariot Run, Laconia, IN

VICI

1. On November 14, 2018, the Company announced that it entered into definitive agreements pursuant to which VICI will acquire the land and real estate assets associated with Greektown. Acquisition is pending completion, subject to customary closing conditions and regulatory approvals.

25

BALANCE SHEET POSITIONED FOR GROWTH

Capitalization Summary

(Data as of December 31, 2018)

$ and shares in millions, except share data	4Q'18
Revolving Credit Facility ($400 million capacity)	$0
Term Loan B Facility	2,100
Second Lien Notes	498
Total Non-CPLV	**2,598**
CPLV CMBS Debt	1,550
Total Debt	**4,148**
Cash and Cash Equivalents & Short Term Investments	(1,098)
Net Debt	**$3,050**
Total Common Shares Outstanding	404.7
Year Ended December 31, 2018 Adjusted EBITDA	722
Total Leverage Ratio	**5.7x**
Net Leverage Ratio	**4.2x**

Disciplined Balance Sheet Management[1]



Net Leverage Ratio progression
8.4x
6.5x
4.7x
4.2x
Emergence
Initial HLV Acquisition
Post-IPO
2018
3.5x Interest Coverage Ratio[2]

Fixed / Floating Composition[3]



Variable Rate, 2%
Fixed Rate, 98%

VICI

1. Net Leverage Ratio calculated as Net Debt divided by Adjusted EBITDA. Emergence Net Leverage Ratio calculated based on $5.2 billion Net Debt and $618 million Adjusted EBITDA ($631 million 2016 PF Adj. EBITDA at Formation further adjusted for incremental estimated independent company G&A of $13 million). Initial HLV Acquisition Net Leverage Ratio calculated based on $4.8 billion Net Debt and $711 million Adjusted EBITDA ($724 million 2016 PF Adj. EBITDA further adjusted for incremental estimated independent company G&A of $13 million). See Appendix to this presentation for the definition and reconciliation to the most comparable GAAP financial measure.
2. Calculated as $722 million 2018 Adjusted EBITDA divided by $207 million 2018 cash interest expense. See Appendix to this presentation for additional information, including the definition and reconciliation to the most comparable GAAP financial measure.
3. Reflects interest rate swap transactions entered into on April 24, 2018 and January 3, 2019.

26

MASTER LEASE AGREEMENTS: TRIPLE NET STRUCTURE PROVIDES SECURITY & EARNINGS PREDICTABILITY

	Non-CPLV & Joliet (2 Leases)[1]	Caesars Palace Las Vegas[2]	Harrah's Las Vegas	Margaritaville Bossier City
Initial Cash Rent	$486 Million	$200 Million	$87.4 Million	$23.2 million
Annual Escalator	1.5% in years 2-5 >2% / change in CPI thereafter	>2% / change in CPI beginning in year 2	1% per year for years 2 – 5 and >2% / change in CPI thereafter	2% for Building Base Rent ($17.2 million)
Rent Resets	Year 8: 70% Base / 30% Variable Year 11: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Percentage (Variable) Rent resets every 2 years
Rental Reset	<u>4% of revenue increase/decrease</u> Year 8: Average of years 5-7 less average of years 0-2 Year 11: Average of years 8-10 less average of years 5-7	<u>4% of revenue increase/decrease</u> Year 8: Average of years 5-7 less average of years 0-2 Year 11: Average of years 8-10 less average of years 5-7	4% of revenue increase in year 8 (less year 0); additional resets indexed to prior 3 years	4% of the average net revenues for trailing 2-year period less threshold amount
Term	15-year initial term with four 5-year renewal options			
Guarantee	Caesars (CEC)		Caesars Resorts Collection (CRC)	Penn National Gaming (PENN)
EBITDAR Coverage Floor	1.2x beginning in year 8	1.7x beginning in year 8	1.6x beginning in year 6	1.9x beginning in year 2
Capex	$350 Million Capex spending required over rolling 3 year period at $100 Million minimum per year[3]		$171 Million between 2017 and 2021[4]	Minimum 1% of Net Revenue based on a four-year average

VICI

1. Initial Non-CPLV net cash rent received by VICI after payment to 20% JV partner in Harrah's Joliet as well as cash rent received in first year of Harrah's Philadelphia.
2. Initial CPLV cash rent of $165 million, which is subject to annual escalators, as well as Octavius Tower cash rent of $35 million, which is not subject to annual escalators.
3. Over the three years, the $350 million minimum is allocated $84 million to CPLV, $255 million to Non-CPLV (total $339 million) and the rest to CPLV/Non-CPLV as tenant may elect.
4. Capex at 1% of net revenue thereafter.

27

RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES

The following table reconciles net income to FFO, AFFO and Adjusted EBITDA, and Net Debt to Adjusted EBITDA less incremental G&A for the periods presented.

($ in millions) sf	At Formation[1] – YE December 31, 2016	Post-HLV – YE December 31, 2017[1]	Post-IPO – YE December 31, 2017[1]	Year Ended December 31, 2018
Net Income attributable to common stockholders	**$421**	**$583**	**$583**	**$524**
Real estate depreciation	–	–	–	–
Funds From Operations ("FFO)	**$421**	**$583**	**$583**	**$524**
Direct financing lease adjustments attributable to common stockholders[2]	(52)	(57)	(57)	(45)
Loss on extinguishment of debt[3]	–	–	–	23
Loss on impairment[3]	–	–	–	12
Non-cash stock-based compensation	–	–	–	2
Amortization of debt issuance costs and original issue discount	–	6	6	6
Other depreciation[4]	2	2	2	4
Capital expenditures	–	–	–	(1)
Acquisition and transaction costs	–	–	–	1
AFFO	**$372**	**$534**	**$534**	**$526**
Interest expense, net	257	189	189	195
Income Tax expense / (benefit)	2	2	2	1
Adjusted EBITDA	**$631**	**$724**	**$724**	**$722**
Incremental G&A[5]	13	13	13	–
Annualized Adjusted EBITDA less incremental G&A[6]	**$618**	**$711**	**$711**	**$722**
Total debt (Including Preferred Equity[7])	5,217	4,817	4,148	4,148
Cash and cash equivalents[8]	56	184	801	1,098
Net Debt	**$5,161**	**$4,633**	**$3,347**	**$3,050**
Net Debt to Adjusted EBITDA less incremental G&A	**8.4x**	**6.5x**	**4.7x**	**4.2x[9]**

1. Pro forma for Formation Transactions following Emergence as described in the Prospectus dated January 31, 2018 relating to the Company's initial public offering. For further information, see p.61 "Unaudited Pro Forma Combined Condensed Financial Information"
2. Represents the non-cash adjustment to recognize fixed amounts due under the Lease Agreements on an effective interest basis at a constant rate of return over the terms of the leases.
3. Represents the non-cash impairment related to certain vacant, non-operating land parcels. Please refer to the description of this impairment set forth in the Company's Form 10-Q filed with the SEC on November 1, 2018.
4. Represents depreciation related to our golf course operations.
5. Represents midpoint of $12 million to $14 million estimate of general and administrative costs on a consolidated basis, including costs of operating as an independent company, incremental to the $11 million of general and administrative expenses reflected in unaudited pro forma combined statement of operations for the year ended December 31, 2016.
6. Annualized Adjusted EBITDA calculated by taking the quarterly EBITDA value less incremental G&A multiplied by 4.
7. Includes 12 million shares of Series A Preferred Equity with an aggregate liquidation preference of $300.0 million held by certain of CEOC's creditors and backstop investors. Preferred Equity is no longer outstanding.
8. Cash and Cash Equivalents for the Post-IPO period includes $184 million of cash available on December 31, 2017, per the Form 10-K filed on March 28, 2018, plus $617 million of remaining cash proceeds generated from the completion of the Company's initial public offering. Includes Short Term Investments.
9. Net Debt pro forma for the acquisition of Margaritaville Bossier, Harrah's Philadelphia and the Greektown Casino-Hotel would be 4.8x calculated as pro forma EBITDA of $840 million divided by pro forma Net Debt of $4,023 million (pro forma Total Debt of $4,148 million and Cash and Cash Equivalents of $125 million)

VICI

28

RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES:

CALCULATION OF HISTORICAL CORPORATE LEVEL RENT COVERAGE OF CAESARS

Caesars[1] *($ in millions)*	Year Ended December 31, 2015[3]	CEOC[2]	Year Ended December 31, 2015[3]
Net income/(loss)	$5,920		$(2,434)
Net income/(loss) attributable to non-controlling interests	132		–
Loss from discontinued operations, net of income taxes	(155)		13
Income tax provision/(benefit)	(119)		(26)
Deconsolidation and restructuring of CEOC and other[4]	(6,115)		–
Other income, including interest income	–		(8)
Reorganization items	–		2,615
Interest expense	683		345
Income/(loss) from operations	**$346**		**$504**
Depreciation and amortization	374		347
Write-downs, reserves, and project opening costs, net of recoveries	–		81
Impairment of tangible and other intangible assets	1		130
(Gain)/loss on interests in non-consolidated affiliates	–		(1)
Corporate expense	174		67
Caesars Interactive Entertainment stock-based compensation	31		–
Acquisition and integration costs	–		6
Amortization of intangible assets	–		39
Impact of consolidating The LINQ and Octavius Tower	–		(14)
Other operating costs[5]	152		–
Property EBITDA	**$1,078**		**$1,160**
Corporate expense	(174)		(67)
Stock-based compensation expense[6]	62		1
Other items[7]	50		10
Caesars/CEOC Adjusted EBITDA[8]	**$1,016**		**$1,104**
Adjusted EBITDA of Caesars and CEOC			**$2,120**
Lease Payment – Non-CPLV & Joliet			465
Lease Payment – CPLV			165
Total Rent Payments			630
Corporate-Level Rent Coverage			**3.4x**

Source: Caesars Public Filings

1. Caesars Enterprise Wide Adjusted EBITDAR for the year ended December 31, 2015 is as disclosed in Caesars's Form 8-K, filed on May 18, 2017 referencing the Analyst Day presentation from the same day. Corporate-Level Rent Coverage is calculated by dividing (a) Adj. EBITDA of Caesars and CEOC by (b) year one rent under the Master Leases. The $630.0 million in total rent is comprised of year one rent of $465 million under the Non-CPLV Lease plus $165 million under the CPLV Lease.
2. CEOC above represents the period prior to CEOC's emergence from bankruptcy on October 6, 2017 and excludes the now-deconsolidated Ohio Properties. "Baltimore" above represents the now-deconsolidated Horseshoe Baltimore.
3. Certain prior year amounts have been reclassified to conform to the current year's presentation. For the year ended December 31, 2015, $51.8 million of depreciation expense previously reported as corporate expense was reclassified to depreciation and amortization expense.
4. Amounts during 2016 primarily represent Caesars' estimated costs in connection with CEOC's restructuring. Amount during 2015 primarily represents Caesars' gain recognized upon the deconsolidation of CEOC.
5. Amounts primarily represent pre-opening costs incurred in connection with property openings and expansion projects at existing properties and costs associated with the acquisition and development activities and reorganization activities.
6. Amounts represent stock-based compensation expense related to shares, stock options, and restricted stock units granted to the Caesars employees.
7. Amounts represent add-backs and deductions from EBITDA, permitted under certain indentures. Such add-backs and deductions include litigation awards and settlements, costs associated with the restructuring and related litigation, severance and relocation costs, sign-on and retention bonuses, permit remediation costs, and business optimization expenses.
8. In prior periods, as permitted under the indentures governing CEOC's existing notes and the credit agreement governing CEOC's senior secured credit facilities, CEOC presented adjustments to include 100% of the Adjusted EBITDA of Baluma Holdings. On May 18, 2017, Baluma Holdings sold its 55% share in Punta del Este Conrad in Uruguay to Enjoy S.A., giving Enjoy S.A. 100% ownership in the Punta del Este Conrad. Baluma Holdings received net proceeds from the transaction of approximately $180 million after distributions to certain minority investors. Because of the sale, CEOC's Adjusted EBITDA excludes the Adjusted EBITDA of Baluma Holdings for all periods presented.

VICI
29

RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES:

CALCULATION OF HISTORICAL CORPORATE LEVEL RENT COVERAGE OF CAESARS (CONT'D)

Caesars adopted ASU 2014-09 effective January 1, 2018, using the full retrospective method, which requires the recasting of each prior reporting period presented consistent with the new standard. The most significant effects of adopting the new standard related to the accounting for Caesars' Total Rewards customer loyalty program and casino promotional allowances. The following recast reconciliation is derived from the supplemental information in "Effect of Revenue Recognition Restatement" and the investor presentation "2Q 2018 Earnings" dated August 1, 2018 of Caesars Entertainment Corporation, which is publicly available.

($ in millions)	Year-Ended December 31, 2016	Year-Ended December 31, 2017	Three Months Ended March 31, 2018	Three Months Ended June 30, 2018	Three Months Ended September 30, 2018	Three Months Ended December 31, 2018	Year Ended December 31, 2018
Net income/(loss) attributable to company	$(2,681)	$9,842	$(34)	$29	$110	$198	$303
Net income/(loss) attributable to non-controlling interests	(24)	(13)	-	-	1	-	1
Discontinued operations, net of income taxes	(3,379)	(26)	-	-	-	-	-
Income tax (benefit)/provision	338	(1,983)	13	(36)	(111)	13	(121)
Gain on deconsolidation of subsidiary	-	(31)	-	-	-	-	-
Restructuring of CEOC and other[1]	5,932	(7,837)	(184)	(45)	(109)	(374)	(713)
Loss on extinguishment of debt	-	220	-	-	-	-	1
Interest expense	798	941	330	334	341	341	1,346
Depreciation and amortization	788	873	280	268	295	302	1,145
Corporate expense	264	282	82	76	79	95	332
Other operating costs[2]	102	48	66	33	29	27	155
Property EBITDAR	**$2,138**	**$2,316**	**$553**	**$659**	**$635**	**$602**	**$2,449**
Corporate expense	(264)	(282)	(82)	(76)	(79)	(95)	(332)
Stock-based compensation expense[3]	233	43	18	20	17	24	79
Other items[4]	28	129	29	20	27	36	112
Adjusted EBITDAR (Same-Store[5])	**$2,135**	**$2,206**	**$518**	**$623**	**$600**	**$567**	**$2,308**
Baltimore Adjusted EBITDAR[5]	**69**	**39**	**-**	**-**	**-**	**-**	**-**
Adjusted EBITDAR	**$2,204**	**$2,245**	**$518**	**$623**	**$600**	**$567**	**$2,308**
Year 1 Lease Payment – Non-CPLV & Joliet	465	465					465
Year 1 Lease Payment – CPLV	165	165					165
Year 1 Total Rent Payments	630	630					630
Corporate-Level Rent Coverage	**3.5x**	**3.6x**					**3.7x[6]**

Source: Caesars Public Filings

1. 2018 amount primarily represents a change in fair value of the derivative liability related to the conversion option of the CEC Convertible Notes and impairment of goodwill and tangible/other intangible assets; 2017 amount primarily represents CEC's costs in connection with the restructuring of CEOC.
2. Amounts primarily represent costs incurred in connection with the development activities and reorganization activities, and/or recoveries associated with such items.
3. Amounts represent stock-based compensation expense related to shares, stock options, and restricted stock units granted to Caesars' employees.
4. Amounts represent add-backs and deductions from adjusted EBITDAR permitted under certain indentures. Such add-backs and deductions include litigation awards and settlements, costs associated with CEOC's restructuring and related litigation, severance and relocation costs, sign-on and retention bonuses, permit remediation costs, and business optimization expenses.
5. Same-store results include CEOC and certain of its U.S. subsidiaries as if they consolidated in all periods, and exclude the results of the Horseshoe Baltimore property in periods of its consolidation (dates prior to August 31, 2017).
6. If a full year of Octavius Tower rental income was included the resulting Corporate-Level Rent Coverage would be ~3.5x.

VICI

30

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (“NAREIT”), we define FFO as net income (or loss) (computed in accordance with GAAP) excluding gains (or losses) from sales of property plus real estate depreciation. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO direct financing lease adjustments, transaction costs incurred in connection with the acquisition of real estate investments, non-cash stock-based compensation expense, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges and gains (or losses) on debt extinguishment. We calculate Adjusted EBITDA by adding or subtracting from AFFO interest expense, net and income tax expense. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBIDTA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. Certain Non-GAAP Financial Measures of Caesars and CEOC In this presentation, we include Adjusted EBITDA of Caesars (which is the guarantor of the lease payment obligations under the Formation Lease Agreements) and CEOC (subsidiaries of which are tenants under the CPLV, Non-CPLV and Joliet leases (collectively the “Formation Lease Agreements”)) and Adjusted EBITDAR of CEOC, all as reported by Caesars in its publicly available filings with the SEC. Each of Adjusted EBITDA and Adjusted EBITDAR is a non-GAAP financial measure and should not be construed as an alternative to net income/(loss) as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with GAAP) of Caesars or CEOC Adjusted EBITDA of Caesars and CEOC is defined as net income/(loss) before (i) interest expense, net of interest capitalized and interest income, (ii) income tax provision, (iii) depreciation and amortization, (iv) corporate expenses, and (v) certain items that are not considered indicative of ongoing operating performance at an operating property level, further adjusted to exclude certain non-cash and other items Adjusted EBITDA of Caesars and CEOC may not be comparable to similarly titled measures reported by other companies within the industry. Caesars has indicated in its publicly available filings with the SEC that management of Caesars uses Adjusted EBITDA of Caesars and CEOC to measure performance and allocate resources and believes that Adjusted EBITDA provides investors with additional information consistent with that used by management and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the Caesars and CEOC. We, in turn, use Adjusted EBITDA of Caesars and CEOC to evaluate the capacity of Caesars and CEOC to meet their respective obligations under the Formation Lease Agreements. Such information is not publicly available for the applicable tenant under the HLV Lease Agreement or its guarantor Property EBITDAR of Caesars and CEOC is defined as revenues less property operating expenses and is comprised of net income/(loss) before (i) interest expense, net of interest capitalized and interest income, (ii) income tax provision, (iii) depreciation and amortization, (iv) corporate expenses, and (v) certain items that Caesars does not consider indicative of its ongoing operating performance at an operating property level. Adjusted EBITDAR is defined as EBITDAR further adjusted to exclude certain non-cash and other items as exhibited in the following reconciliation, and is presented as a supplemental measure of Caesars’ performance. Caesars has indicated that its management believes that Adjusted EBITDAR provides its investors with additional information and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of Caesars. We, in turn, use Property EBITDAR and Adjusted EBITDAR of Caesars and CEOC to evaluate the ability of Caesars and CEOC to meet their respective obligations under the Formation Lease Agreements. 31